Exhibit C

EQ ADVISORS TRUST

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

THIS AGREEMENT made and entered into this 9th day of December, 1997 by and between EQ Advisors Trust (“Trust”), an open-end management investment company, on behalf of each of its series specified in Appendix A (“Portfolios”) and EQ Financial Consultants, Inc., the investment manager for the Trust (“Manager”).

WHEREAS, the Manager acts as investment manager to each of the Portfolios and each Portfolio is advised by an investment adviser; and

WHEREAS, pursuant to the requirement of Rule 17g-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust, on behalf of each Portfolio, and the Manager have obtained fidelity bond coverage as named parties (“Insureds”) under a joint insured fidelity bond, as amended from time to time to reflect any additions to Appendix A (“Bond”); and

WHEREAS, the Insureds, in order to be covered by a single fidelity bond, are required by Rule 17g-1 to be parties to an agreement that establishes the criteria by which premiums and recoveries under the Bond shall be allocated among the Portfolios.

NOW THEREFORE, it is agreed as follows:

1. Amount of Coverage Maintained. The amount of fidelity coverage under the Bond shall at all times be at least equal in the amount to the sum of (i) the total amount of coverage that the Trust, on behalf of each Portfolio, would have been required to provide and maintain individually pursuant to the schedule set forth in paragraph (d) of Rule 17g-1 under the 1940 Act had the Trust not been a named insured under the Bond, plus (ii) the amount of each bond that the Manager would have been required to provide and maintain pursuant to federal statutes or regulations had it not been a named insured under the Bond. The amount of fidelity coverage under the Bond shall be approved at least annually by the Board of Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act.

2. Allocation of Recovery. In the event an actual pecuniary loss is suffered by any two or more of the Insureds under circumstances covered by the terms of the Bond, any recovery under the Bond shall be allocated among such Insureds as follows:

(a) If the total amount of coverage provided under the Bond exceeds or is equal to the amount of the combined total amount of loss suffered by the Insureds suffering loss, then each such Insured shall be entitled to recover the amount of its actual loss.

(b) If the amount of loss suffered by each Insured suffering loss exceeds its minimum coverage requirement as set forth in Section 1 hereof and the amount of such Insureds’ combined actual losses exceeds the total amount of coverage provided under the Bond, then each such Insured shall be entitled to recover (i) its minimum coverage requirement, and (ii) to the extent there exists any excess coverage, the proportion of such excess coverage that its minimum requirement bears to the amount of the combined minimum coverage requirements of the Insureds suffering actual loss; provided, however, that if the actual loss of any such Insureds is less than the sum of (i) and (ii) above, then such difference shall be recoverable by the other Insured or Insureds in proportion to their relative minimum coverage requirements.

(c) If (i) the amount of actual loss suffered by any Insured is less than or equal to its minimum coverage requirement, (ii) the amount of actual loss of another Insured or the other Insureds exceeds its or their minimum coverage requirement or requirements, and (iii) the amount of the combined actual losses of the Insureds exceeds the total amount of coverage provided under the Bond, then any Insured that has suffered an amount of actual loss less than or equal to its minimum coverage requirement shall be entitled to recover its actual loss. If only one other Insured has suffered actual loss, it shall be entitled to recover the remainder of the amount of the coverage under the bond. If more than one Insured has suffered actual loss in excess of the remaining coverage, then they shall allocate such remaining amount of coverage in accordance with paragraph (b) of this section 2.

3. Allocation of Premiums. No premium shall be paid under the Bond unless the Board of Trustees of the Trust, including a majority of those Trustees who are not “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act, shall approve the portion of the premium to be paid by the Trust, on behalf of each Portfolio. The premium payable on the Bond shall be allocated between the Trust and the Manager as determined by the Board of Trustees of the Trust.

4. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by the parties.

5. Filing with the Commission. A copy of this Agreement and any amendment thereto shall be filed with the Securities and Exchange Commission within 10 days after the execution thereof.

6. Applicable Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

7. Limitations of Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust, and any amendments thereto, are on file with the Secretary of State of Delaware, and it is hereby agreed that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, EQ Advisors Trust, on behalf of each of its Portfolios, and EQ Financial Consultants, Inc., have caused this Agreement to be executed as of the day and year first written.

EQ Advisors Trust,		EQ Financial Consultants, Inc.
on behalf of each of its Portfolios

By:	/s/ Peter D. Noris	By:	/s/ Peter D. Noris
	Peter D. Noris		Peter D. Noris
	President and Trustee		Executive Vice President

Appendix A

T. Rowe Price International Stock Portfolio

T. Rowe Price Equity Income Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam International Equity Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam Balanced Portfolio

MFS Research Portfolio

MFS Emerging Growth Companies Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

Warburg Pincus Small Company Value Portfolio

Merrill Lynch World Strategy Portfolio

Merrill Lynch Basic Value Equity Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

JPM Core Bond Portfolio

BT Small Company Index Portfolio

BT International Equity Index Portfolio

BT Equity 500 Index Portfolio

AMENDMENT NO. 1

TO

AMENDED AND RESTATED FIDELITY BOND SHARING

AMENDMENT NO. 1 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 1), dated as of December 31, 1998, between EQ Advisors Trust, a Delaware business trust (the “Trust”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”)

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the "Agreement") dated as of December 9, 1997 as follows:

1. New Portfolios. The MFS Growth with Income Portfolio, the EQ/Evergreen Foundation Portfolio and the EQ/Evergreen Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and
Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 1

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

BT Equity 500 Index Portfolio

BT International Equity Index Portfolio

BT Small Company Index Portfolio

EQ/Evergreen Foundation

EQ/Evergreen Portfolio

EQ/MFS Growth with Income Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam International Equity Portfolio

EQ/Putnam Investors Growth Portfolio

JPM Core Bond Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

Merrill Lynch Basic Value Equity Portfolio

Merrill Lynch World Strategy Portfolio

MFS Emerging Growth Companies Portfolio

MFS Research Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 2

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 2 to Amended and Restated Bond Sharing Agreement (“Amendment No. 1”), dated as of May 1, 1999, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/Alliance Premier Growth Portfolio, Capital Guardian Research Portfolio, Capital Guardian U.S. Equity Portfolio, Capital Guardian International Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by EQ Financial.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and
Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 2

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

BT Equity 500 Index Portfolio

BT International Equity Index Portfolio

BT Small Company Index Portfolio

Capital Guardian Research Portfolio

Capital Guardian U.S. Equity Portfolio

Capital Guardian International Portfolio

EQ/Alliance Premier Growth Portfolio

EQ/Evergreen Foundation Portfolio

EQ/Evergreen Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam International Equity Portfolio

JPM Core Bond Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

Merrill Lynch World Strategy Portfolio

Merrill Lynch Basic Value Equity Portfolio

MFS Emerging Growth Companies Portfolio

MFS Growth with Income Portfolio

MFS Research Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 3

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 3 to Amended and Restated Bond Sharing Agreement (“Amendment No. 3”), dated as of July 12, 1999, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and EQ Financial Consultants, Inc., a Delaware corporation (“EQ Financial”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/Calvert Socially Responsible Portfolio, Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index Portfolio, Alliance Growth and Income Portfolio, Alliance Global Portfolio, Alliance International Portfolio, Alliance Balanced Portfolio, Alliance Conservative Investors Portfolio, Alliance Growth Investors Portfolio, Alliance Aggressive Stock Portfolio and Alliance Small Cap Growth Portfolio, (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by EQ Financial.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first above set forth.

EQ ADVISORS TRUST		EQ FINANCIAL CONSULTANTS, INC.

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and
Chief Executive Officer

APPENDIX A

TO

AMENDMENT NO. 3

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

Alliance Money Market Portfolio

Alliance Intermediate Government Securities Portfolio

Alliance Quality Bond Portfolio

Alliance High Yield Portfolio

Alliance Common Stock Portfolio

Alliance Equity Index Portfolio

Alliance Growth and Income Portfolio

Alliance Global Portfolio

Alliance International Portfolio

Alliance Balanced Portfolio

Alliance Conservative Investors Portfolio

Alliance Growth Investors Portfolio

Alliance Aggressive Stock Portfolio

Alliance Small Cap Growth Portfolio

BT Equity 500 Index Portfolio

BT International Equity Index Portfolio

BT Small Company Index Portfolio

Calvert Socially Responsible Portfolio

Capital Guardian Research Portfolio

Capital Guardian U.S. Equity Portfolio

Capital Guardian International Portfolio

EQ/Alliance Premier Growth Portfolio

EQ/Evergreen Foundation Portfolio

EQ/Evergreen Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam International Equity Portfolio

JPM Core Bond Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

Merrill Lynch World Strategy Portfolio

Merrill Lynch Basic Value Equity Portfolio

MFS Emerging Growth Companies Portfolio

MFS Growth with Income Portfolio

MFS Research Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 4

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 4 to Amended and Restated Bond Sharing Agreement (“Amendment No. 4”), dated as of May 1, 2000, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and The Equitable Life Assurance Society of the United States (“Equitable”)

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. Parties to the Agreement. As a result of the transfer of the Investment Management Agreement between the Trust and EQ Financial Consultants, Inc. to Equitable on September 17, 1999, the parties to the Amended and Restated Bond Sharing Agreement, and any amendments thereto after the date of such transfer, will be the Trust and Equitable.

2. New Portfolios. The EQ/Alliance Technology Portfolio, (the “New Portfolio”) shall be included as a Portfolio in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

3. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

4. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by Equitable.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 4 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:	/s/ Peter D. Noris	By:	/s/ Brian S. O’Neil
	Peter D. Noris		Brian S. O’Neil
	President and Trustee		Executive Vice President

APPENDIX A

TO

AMENDMENT NO. 4

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

EQ/Aggressive Stock Portfolio

EQ/Balanced Portfolio

EQ/Alliance Technology Portfolio

Alliance Money Market Portfolio

Alliance Intermediate Government Securities Portfolio

Alliance Quality Bond Portfolio

Alliance High Yield Portfolio

Alliance Common Stock Portfolio

Alliance Equity Index Portfolio

Alliance Growth and Income Portfolio

Alliance Global Portfolio

Alliance International Portfolio

Alliance Conservative Investors Portfolio

Alliance Growth Investors Portfolio

Alliance Small Cap Growth Portfolio

EQ/Alliance Premier Growth Portfolio

BT Equity 500 Index Portfolio

BT International Equity Index Portfolio

BT Small Company Index Portfolio

Capital Guardian Research Portfolio

Capital Guardian U.S. Equity Portfolio

Capital Guardian International Portfolio

Calvert Socially Responsible Portfolio

EQ/Evergreen Foundation Portfolio

EQ/Evergreen Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam International Equity Portfolio

J.P. Morgan Core Bond Portfolio

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

Mercury World Strategy Portfolio

Mercury Basic Value Equity Portfolio

MFS Emerging Growth Companies Portfolio

MFS Growth with Income Portfolio

MFS Research Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

Warburg Pincus Small Company Value Portfolio

AMENDMENT NO. 5

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 5 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 5”), dated as of September 1, 2000, between EQ Advisors Trust, a Delaware business trust (the “Trust”) on behalf of each of its series specified in Appendix A attached hereto (the “Portfolios”) and The Equitable Life Assurance Society of the United States (“Equitable”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolios. The EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, FI Mid Cap Portfolio and the EQ/Janus Large Cap Growth Portfolio (the “New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by Equitable.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 5 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:	/s/ Peter D. Noris	By:	/s/ Brian S. O’Neil
	Peter D. Noris		Brian S. O’Neil
	President and Trustee		Executive Vice President

APPENDIX A

TO

AMENDMENT NO. 5

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

Portfolios

Alliance Common Stock Portfolio

Alliance Conservative Investors Portfolio

Alliance Global Portfolio

Alliance Growth and Income Portfolio

Alliance Growth Investors Portfolio

Alliance High Yield Portfolio

Alliance Intermediate Government Securities Portfolio

Alliance International Portfolio

Alliance Money Market Portfolio

Alliance Quality Bond Portfolio

Alliance Small Cap Growth Portfolio

EQ/Aggressive Stock Portfolio

(fka Alliance Aggressive Stock Portfolio)

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Technology Portfolio

EQ/AXP New Dimensions Portfolio

EQ/AXP Strategy Aggressive Portfolio

EQ/Balanced Portfolio

(fka Alliance Balanced Portfolio)

Calvert Socially Responsible Portfolio

Capital Guardian International Portfolio

Capital Guardian Research Portfolio

Capital Guardian U.S. Equity Portfolio

EQ Equity 500 Index Portfolio*

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Foundation Portfolio

EQ/Evergreen Portfolio

FI Mid Cap Portfolio

FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ International Equity Index Portfolio*

(fka BT International Equity Index Portfolio)

EQ/Janus Large Cap Growth Portfolio

J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

Lazard Large Cap Value Portfolio

Lazard Small Cap Value Portfolio

Mercury World Strategy Portfolio

(fka Merrill Lynch World Strategy Portfolio)

Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

MFS Emerging Growth Companies Portfolio

MFS Growth with Income Portfolio

MFS Research Portfolio

Morgan Stanley Emerging Markets Equity Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam International Equity Portfolio

EQ Small Company Index Portfolio*

(fka BT Small Company Index Portfolio)

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

*	Name Change Effective October 6, 2000.

AMENDMENT NO. 6

TO

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 6 to Amended and Restated Bond Sharing Agreement (“Amendment No. 6”), dated as of September 1, 2001, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1. New Portfolio. The EQ/Marsico Focus Portfolio (“New Portfolio”) shall be included as a Portfolio in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3. Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by AXA Advisors, LLC.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 6 as of the date first above set forth.

EQ ADVISORS TRUST		AXA ADVISORS, LLC

By:	/s/ Peter D. Noris	By:	/s/ Michael S. Martin
	Peter D. Noris		Michael S. Martin
	President and Trustee		Chairman of the Board and
Chief Executive Officer

APPENDIX A

AMENDMENT NO. 6

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Global Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Growth Investors Portfolio

EQ/Alliance High Yield Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Alliance Money Market Portfolio

EQ/Alliance Quality Bond Portfolio

EQ/Aggressive Stock Portfolio

(fka Alliance Aggressive Stock Portfolio)

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Alliance Technology Portfolio

EQ/AXP New Dimensions Portfolio

EQ/AXP Strategy Aggressive Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Balanced Portfolio

(fka Alliance Balanced Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/International Equity Index Portfolio

(fka International Equity Index Portfolio)

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/MFS Research Portfolio

EQ/Morgan Stanley Emerging Markets Equity Portfolio

EQ/Putnam Balanced Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Investors Growth Portfolio

EQ/Putnam International Equity Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price International Stock Portfolio

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 7

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 7 to Amended and Restated Bond Sharing Agreement (“Amendment No. 7”), dated as of December 9, 2002, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 7 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:	/s/ Steven M. Joenk	By:	/s/ Peter D. Noris
	Steven M. Joenk		Peter D. Noris
	President		Executive Vice President and Chief Investment Officer

APPENDIX A

AMENDMENT NO. 7

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/ High Yield Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(name change as of November 22, 2002)

EQ/Alliance Quality Bond Portfolio

EQ/Aggressive Stock Portfolio

(fka Alliance Aggressive Stock Portfolio)

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Alliance Technology Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Balanced Portfolio

(fka Alliance Balanced Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/International Equity Index Portfolio

(fka BT International Equity Index Portfolio)

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/Emerging Markets Equity Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Voyager Portfolio

(fka EQ/Putnam Investors Growth Portfolio)

EQ/Putnam International Equity Portfolio

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 8

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 8 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 8”), dated as of May 2, 2003, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 8 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:	/s/ Steven M. Joenk	By:	/s/ Peter D. Noris
	Steven M. Joenk		Peter D. Noris
	President		Executive Vice President and
Chief Investment Officer

APPENDIX A

AMENDMENT NO. 8

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/ High Yield Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(name change as of November 22, 2002)

EQ/Alliance Quality Bond Portfolio

EQ/Aggressive Stock Portfolio

(fka Alliance Aggressive Stock Portfolio)

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Alliance Technology Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Balanced Portfolio

(fka Alliance Balanced Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/Janus Large Cap Growth Portfolio

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/Emerging Markets Equity Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Voyager Portfolio

(fka EQ/Putnam Investors Growth Portfolio)

EQ/Putnam International Equity Portfolio

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 9

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 9 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 9”), dated as of July 9, 2004, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, and Amendment No. 8 dated as of May 2, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 9 as of the date first above set forth.

EQ ADVISORS TRUST		THE EQUITABLE LIFE ASSURANCE
SOCIETY OF THE UNITED STATES

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 9

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(name change as of November 22, 2002)

EQ/Alliance Quality Bond Portfolio

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Enterprise Capital Appreciation Portfolio

EQ/Enterprise Deep Value Portfolio

EQ/Enterprise Equity Income Portfolio

EQ/Enterprise Equity Portfolio

EQ/Enterprise Global Socially Responsive Portfolio

EQ/Enterprise Growth and Income Portfolio

EQ/Enterprise Growth Portfolio

EQ/Enterprise High Yield Bond Portfolio

EQ/Enterprise International Growth Portfolio

EQ/Enterprise Managed Portfolio

EQ/Enterprise Mergers and Acquisitions Portfolio

EQ/Enterprise Multi-Cap Growth Portfolio

EQ/Enterprise Short Duration Bond Portfolio

EQ/Enterprise Small Company Growth Portfolio

EQ/Enterprise Small Company Value Portfolio

EQ/Enterprise Total Return Portfolio

EQ/Emerging Markets Equity Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/Janus Large Cap Growth Portfolio

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/Mercury International Value Portfolio

(fka EQ/Putnam International Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/MONY Diversified Portfolio

EQ/MONY Equity Income Portfolio

EQ/MONY Equity Growth Portfolio

EQ/MONY Government Securities Portfolio

EQ/MONY	Intermediate Term Bond Portfolio

EQ/MONY Long Term Bond Portfolio

EQ/MONY Money Market Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Voyager Portfolio

(fka EQ/Putnam Investors Growth Portfolio)

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

* Effective May 18, 2001, the EQ Advisors Trust Portfolio names include “EQ/”.

AMENDMENT NO. 10

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 10 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 10”), dated as of October 1, 2004, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004 and Amendment No. 9 dated as of July 9, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 10 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 10

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(name change as of November 22, 2002)

EQ/Alliance Quality Bond Portfolio

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Enterprise Capital Appreciation Portfolio

EQ/Enterprise Deep Value Portfolio

EQ/Enterprise Equity Income Portfolio

EQ/Enterprise Equity Portfolio

EQ/Enterprise Global Socially Responsive Portfolio

EQ/Enterprise Growth and Income Portfolio

EQ/Enterprise Growth Portfolio

EQ/Enterprise High Yield Bond Portfolio

EQ/Enterprise International Growth Portfolio

EQ/Enterprise Managed Portfolio

EQ/Enterprise Mergers and Acquisitions Portfolio

EQ/Enterprise Multi-Cap Growth Portfolio

EQ/Enterprise Short Duration Bond Portfolio

EQ/Enterprise Small Company Growth Portfolio

EQ/Enterprise Small Company Value Portfolio

EQ/Enterprise Total Return Portfolio

EQ/Emerging Markets Equity Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/Janus Large Cap Growth Portfolio

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/Mercury International Value Portfolio

(fka EQ/Putnam International Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/MONY Diversified Portfolio

EQ/MONY Equity Income Portfolio

EQ/MONY Equity Growth Portfolio

EQ/MONY Government Securities Portfolio

EQ/MONY Intermediate Term Bond Portfolio

EQ/MONY Long Term Bond Portfolio

EQ/MONY Money Market Portfolio

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Voyager Portfolio

(fka EQ/Putnam Investors Growth Portfolio)

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

EQ/Wells Fargo Montgomery Small Cap Portfolio

*	Effective May 18, 2001, the EQ Advisors Trust Portfolio names will include “EQ/”.

AMENDMENT NO. 11

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 11 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 10”), dated as of May 1, 2005, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004, Amendment No. 9 dated as of July 9, 2004, and Amendment No. 10 dated as of October 1, 2004 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 11 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 11

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(fka EQ/Alliance Money Market Portfolio)

EQ/Alliance Quality Bond Portfolio

EQ/Alliance Premier Growth Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Bear Stearns Small Company Growth Portfolio

(fka EQ/Enterprise Small Company Growth Portfolio)

EQ/Boston Advisors Equity Income Portfolio

(fka EQ/Enterprise Equity Income Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Capital Guardian Growth Portfolio

(fka EQ/Putnam Voyager Portfolio)

EQ/Caywood-Scholl High Yield Bond

(fka EQ/Enterprise High Yield Bond Portfolio)

EQ/Enterprise Capital Appreciation Portfolio

EQ/Enterprise Deep Value Portfolio

EQ/Enterprise Global Socially Responsive Portfolio

EQ/Enterprise International Growth Portfolio

EQ/Enterprise Managed Portfolio

EQ/Enterprise Multi-Cap Growth Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/Gabelli Mergers and Acquisitions Portfolio

(fka EQ/Enterprise Mergers and Acquisitions Portfolio)

EQ/Gabelli Small Company Value Portfolio

EQ/Enterprise Small Company Value Portfolio)

EQ/Janus Large Cap Growth Portfolio

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/JP Morgan Value Opportunities

(fka EQ/Putnam Growth and Income Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/Mercury International Value Portfolio

(fka EQ/Putnam International Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/Montag & Caldwell Growth Portfolio

(fka EQ/Enterprise Growth Portfolio)

EQ/MONY Diversified Portfolio

EQ/MONY Equity Income Portfolio

EQ/MONY Equity Growth Portfolio

EQ/ Government Securities Portfolio

(fka EQ/MONY Government Securities Portfolio)

EQ/ Intermediate Term Bond Portfolio

(fka EQ/MONY Intermediate Term Bond Portfolio)

EQ/ Long Term Bond Portfolio

(fka EQ/MONY Long Term Bond Portfolio)

EQ/ Money Market Portfolio

(fka EQ/MONY Money Market Portfolio)

EQ/PIMCO Real Return Portfolio

(fka EQ/Enterprise Total Return Portfolio)

EQ/Putnam Growth & Income Value Portfolio

EQ/Putnam Voyager Portfolio

(fka EQ/Putnam Investors Growth Portfolio)

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

EQ/ Short Duration Bond Portfolio

(fka EQ/Enterprise Short Duration Bond Portfolio)

EQ/TCW Equity Portfolio

(fka EQ/Enterprise Equity Portfolio)

EQ/UBS Growth and Income Portfolio

(fka EQ/Enterprise Growth and Income Portfolio)

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

(fka EQ/Emerging Markets Equity Portfolio)

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

AMENDMENT NO. 12

TO THE AMENDED AND

RESTATED FIDELITY BOND SHARING AGREEMENT

Amendment No. 12 to Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 13”), dated as of September 20, 2005, between EQ Advisors Trust, a Delaware business trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Advisors, LLC (“Delaware limited liability company”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement (the “Agreement”) dated as of December 9, 1997 and as amended by Amendment No.1 dated December 31, 1998, Amendment No.2 dated as of May 1, 1999, Amendment No. 3 dated as of July 12, 1999, Amendment No. 4 dated as of May 1, 2000, Amendment No. 5 dated as of September 1, 2000, Amendment No. 6 dated as of September 1, 2001 and Amendment No. 7 dated as of December 9, 2002, Amendment No. 8 dated as of May 2, 2004, Amendment No. 9 dated as of July 9, 2004, Amendment No. 10 dated as of October 1, 2004, Amendment No. 11 dated as of May 1, 2005 as follows:

1.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

2.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by The Equitable Life Assurance Society of the United States (“Equitable”) or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 12 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer		Senior Vice President

APPENDIX A

AMENDMENT NO. 12

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS*

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Money Market Portfolio

(fka EQ/Alliance Money Market Portfolio )

EQ/Alliance Quality Bond Portfolio

EQ/Alliance Large Cap Growth Portfolio

(fka EQ/Alliance Premier Growth Portfolio)

EQ/Alliance Small Cap Growth Portfolio

EQ/Ariel Appreciation II Portfolio

EQ/Bernstein Diversified Value Portfolio

(fka Lazard Large Cap Value Portfolio)

EQ/Bear Stearns Small Company Growth Portfolio

(fka EQ/Enterprise Small Company Growth Portfolio)

EQ/Boston Advisors Equity Income Portfolio

(fka EQ/Enterprise Equity Income Portfolio)

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Capital Guardian Growth Portfolio

(fka EQ/Putnam Voyager Portfolio)

EQ/Caywood-Scholl High Yield Bond

(fka EQ/Enterprise High Yield Bond Portfolio)

EQ/Enterprise Capital Appreciation Portfolio

EQ/Enterprise Deep Value Portfolio

EQ/Enterprise Global Socially Responsive Portfolio

EQ/International Growth Portfolio

(fka EQ/Enterprise International Growth Portfolio)

EQ/Enterprise Managed Portfolio

EQ/Enterprise Multi-Cap Growth Portfolio

EQ/Equity 500 Index Portfolio

(fka Alliance Equity Index Portfolio)

EQ/Evergreen Omega Portfolio

(fka Evergreen Portfolio)

EQ/Evergreen International Bond Portfolio

EQ/FI Mid Cap Portfolio

EQ/FI Small/Mid Cap Value Portfolio

(fka Warburg Pincus Small Company Value Portfolio)

EQ/Mergers and Acquisitions Portfolio

(fka EQ/Enterprise Mergers and Acquisitions Portfolio)

EQ/Small Company Value Portfolio

(fka EQ/Enterprise Small Company Value Portfolio)

EQ/Janus Large Cap Growth Portfolio

EQ/J.P. Morgan Core Bond Portfolio

(fka JPM Core Bond Portfolio)

EQ/JP Morgan Value Opportunities Portfolio

(fka EQ/Putnam Growth and Income Portfolio)

EQ/Lazard Small Cap Value Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

(fka Merrill Lynch Value Equity Portfolio)

EQ/Mercury International Value Portfolio

(fka EQ/Putnam International Equity Portfolio)

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

(fka MFS Growth with Income Portfolio)

EQ/Montag & Caldwell Growth Portfolio

(fka EQ/Enterprise Growth Portfolio)

EQ/MONY Diversified Portfolio

EQ/MONY Equity Income Portfolio

EQ/MONY Equity Growth Portfolio

EQ/ Government Securities Portfolio

(fka EQ/MONY Government Securities Portfolio)

EQ/ Intermediate Term Bond Portfolio

(fka EQ/MONY Intermediate Term Bond Portfolio)

EQ/ Long Term Bond Portfolio

(fka EQ/MONY Long Term Bond Portfolio)

EQ/ MONY Money Market Portfolio

EQ/PIMCO Real Return Portfolio

(fka EQ/Enterprise Total Return Portfolio)

EQ/Small Company Index Portfolio

(fka BT Small Company Index Portfolio)

EQ/ Short Duration Bond Portfolio

(fka EQ/Enterprise Short Duration Bond Portfolio)

EQ/TCW Equity Portfolio

(fka EQ/Enterprise Equity Portfolio)

EQ/UBS Growth and Income Portfolio

(fka EQ/Enterprise Growth and Income Portfolio)

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

(fka EQ/Emerging Markets Equity Portfolio)

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

AMENDMENT NO. 13

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 13 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 13”), dated as of August 1, 2006, between EQ/Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	New Portfolios. EQ/AXA Rosenberg Value Long/Short Portfolio, EQ/Davis New York Venture Portfolio, EQ/Franklin Small Cap Value Portfolio, EQ/Franklin Income Portfolio, EQ/International ETF Portfolio, EQ/Mutual Shares Portfolio, EQ/Oppenheimer Global Portfolio, EQ/Oppenheimer Main Street Opportunity Portfolio, EQ/Oppenheimer Main Street Small Cap Portfolio, EQ/Templeton Growth Portfolio and EQ/Van Kampen Real Estate Portfolio, (“New Portfolios”) shall be included as Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

3.	Allocation of Premiums. Premiums due and payable under the Bond (as defined in the Agreement) shall be paid 90% by the Trust and 10% by the Manager or its affiliates.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 13 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer and		Senior Vice President
Treasurer

APPENDIX A

AMENDMENT NO. 13

TO THE AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

PORTFOLIOS

EQ/Alliance Common Stock Portfolio

EQ/Alliance Growth and Income Portfolio

EQ/Alliance Intermediate Government Securities Portfolio

EQ/Alliance International Portfolio

EQ/Alliance Large Cap Growth Portfolio

EQ/Alliance Quality Bond Portfolio

EQ/Alliance Small Cap Growth Portfolio

EQ/Ariel Appreciation II

EQ/Bernstein Diversified Value Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian International Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Capital Guardian U.S. Equity Portfolio

EQ/Equity 500 Index Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio

EQ/FI Mid Cap Portfolio

EQ/FI Mid Cap Value Portfolio

EQ/Janus Large Cap Growth Portfolio

EQ/JPMorgan Core Bond Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Lazard Small Cap Value Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity Portfolio

EQ/Mercury International Value Portfolio

EQ/MFS Emerging Growth Companies Portfolio

EQ/MFS Investors Trust Portfolio

EQ/Money Market Portfolio

EQ/Small Company Index Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

EQ/Bear Stearns Small Company Growth Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Enterprise Moderate Allocation Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Government Securities Portfolio

EQ/Intermediate Term Bond Portfolio

EQ/International Growth Portfolio

EQ/Long Term Bond Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/PIMCO Real Return Portfolio

EQ/TCW Equity Portfolio

EQ/Short Duration Bond Portfolio

EQ/UBS Growth and Income Portfolio

EQ/AXA Rosenberg Value Long/Short Portfolio

EQ/Davis New York Venture Portfolio

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/International ETF Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/Templeton Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

AMENDMENT NO. 14

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 14 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 14”), dated as of May 1, 2007, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	Amendment No. 14 includes provisions for a new portfolio of the Trust (the EQ/Franklin Templeton Founding Strategy Portfolio) and updates the names of certain existing Portfolios.

2.	MarketPLUS Portfolios. Effective as of May 25, 2007, the EQ/Capital Guardian International Portfolio, EQ/FI Mid Cap Value Portfolio, EQ/MFS Investors Trust Portfolio and EQ/MFS Emerging Growth Companies Portfolio will convert to the MarketPLUS International Core Portfolio, MarketPLUS Mid Cap Value Portfolio, MarketPLUS Large Cap Core Portfolio and MarketPLUS Large Cap Growth Portfolio, respectively.

3.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 14 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Kenneth T. Kozlowski	By:	/s/ Steven M. Joenk
	Kenneth T. Kozlowski		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 14

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

EQ/AllianceBernstein Common Stock Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Large Cap Growth Portfolio

EQ/AllianceBernstein Quality Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AllianceBernstein Value Portfolio

EQ/Ariel Appreciation II

EQ/AXA Rosenberg Value Long/Short Portfolio

EQ/BlackRock Basic Value Equity Portfolio*

(formerly, EQ/Mercury Basic Value Equity)

EQ/BlackRock International Value Portfolio*

(formerly, EQ/Mercury International Value)

EQ/Bond Index Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian International Portfolio*

EQ/Capital Guardian Research Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Davis New York Venture Portfolio

EQ/Enterprise Moderate Allocation Portfolio

EQ/Equity 500 Index Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio

EQ/FI Mid Cap Portfolio

EQ/FI Mid Cap Value Portfolio*

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/Franklin Templeton Founding Strategy Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Government Securities Portfolio

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/Janus Large Cap Growth Portfolio

EQ/JPMorgan Core Bond Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mercury Basic Value Equity*

EQ/Mercury International Value*

EQ/MFS Emerging Growth Companies Portfolio*

EQ/MFS Investors Trust Portfolio*

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/PIMCO Real Return Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Cap Value Portfolio

EQ/Small Company Growth Portfolio

EQ/Small Company Index Portfolio

EQ/TCW Equity Portfolio

EQ/Templeton Growth Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

MarketPLUS International Core Portfolio*

MarketPLUS Large Cap Core Portfolio*

MarketPLUS Large Cap Growth Portfolio*

MarketPLUS Mid Cap Value Portfolio*

*	Name changes effective on or about May 25, 2007.

AMENDMENT NO. 15

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 15 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 15”), dated as of January 1, 2008, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	New Portfolios: The Crossings Conservative Allocation Portfolio, Crossings Conservative-Plus Allocation Portfolio, Crossings Moderate Allocation Portfolio, Crossings Moderate-Plus Allocation Portfolio and Crossings Aggressive Allocation Portfolio shall be included as new Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2.	Removed Portfolios: All references to the EQ/Small Company Growth Portfolio, EQ/Small Cap Value Portfolio, EQ/Cap Guardian U.S. Equity Portfolio, EQ/AllianceBernstein Growth and Income Portfolio, EQ/Janus Large Growth Portfolio, and EQ/Wells Fargo Montgomery Small Cap Portfolio.

3.	Name Changes: The names of the EQ/Enterprise Moderate Allocation Portfolio and EQ/TCW Equity Portfolio are changed to the All Asset Allocation Portfolio and the EQ/T. Rowe Price Growth Stock Portfolio, respectively.

4.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 15 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Brian Walsh	By:	/s/ Steven M. Joenk
	Brian Walsh		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 15

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

EQ/AllianceBernstein Common Stock Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Large Cap Growth Portfolio

EQ/AllianceBernstein Quality Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AllianceBernstein Value Portfolio

EQ/Ariel Appreciation II

EQ/AXA Rosenberg Value Long/Short Portfolio

EQ/BlackRock Basic Value Equity Portfolio

(formerly, EQ/Mercury Basic Value Equity)

EQ/BlackRock International Value Portfolio

(formerly, EQ/Mercury International Value)

EQ/Bond Index Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Davis New York Venture Portfolio

All Asset Allocation Portfolio

(formerly, EQ/Enterprise Moderate Allocation Portfolio)

EQ/Equity 500 Index Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio

EQ/FI Mid Cap Portfolio

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/Franklin Templeton Founding Strategy Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Government Securities Portfolio

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/JPMorgan Core Bond Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/PIMCO Real Return Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

(formerly, EQ/TCW Equity Portfolio)

EQ/Templeton Growth Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

MarketPLUS International Core Portfolio

(formerly, EQ/Cap Guardian International Portfolio)

MarketPLUS Large Cap Core Portfolio

(formerly, EQ/MFS Investors Trust)

MarketPLUS Large Cap Growth Portfolio

(formerly EQ/MFS Emerging Growth Portfolio)

MarketPLUS Mid Cap Value Portfolio

(formerly, EQ/FI Mid Cap Value Portfolio)

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

Crossings Aggressive Allocation Portfolio

AMENDMENT NO. 16

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 16 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 16”), dated as of May 1, 2008, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	Name Changes: The names of the MarketPLUS International Core Portfolio, MarketPLUS Large Cap Growth Portfolio, MarketPLUS Large Cap Core Portfolio and MarketPLUS Mid Cap Value Portfolio are changed to EQ/International Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio and EQ/Mid Cap Value PLUS Portfolio, respectively.

2.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 16 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Brian Walsh	By:	/s/ Steven M. Joenk
	Brian Walsh		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 16

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

EQ/AllianceBernstein Common Stock Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Large Cap Growth Portfolio

EQ/AllianceBernstein Quality Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AllianceBernstein Value Portfolio

EQ/Ariel Appreciation II

EQ/AXA Rosenberg Value Long/Short Portfolio

EQ/BlackRock Basic Value Equity Portfolio

(formerly, EQ/Mercury Basic Value Equity)

EQ/BlackRock International Value Portfolio

(formerly, EQ/Mercury International Value)

EQ/Bond Index Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Davis New York Venture Portfolio

All Asset Allocation Portfolio

(formerly, EQ/Enterprise Moderate Allocation Portfolio)

EQ/Equity 500 Index Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio

EQ/FI Mid Cap Portfolio

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/Franklin Templeton Founding Strategy Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Government Securities Portfolio

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/JPMorgan Core Bond Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Legg Mason Value Equity Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/PIMCO Real Return Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

(formerly, EQ/TCW Equity Portfolio)

EQ/Templeton Growth Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

EQ/International Core PLUS Portfolio

(formerly, MarketPLUS International Core Portfolio)

EQ/Large Cap Core PLUS Portfolio

(formerly, MarketPLUS Large Cap Core Portfolio)

EQ/Large Cap Growth PLUS Portfolio

(formerly, MarketPLUS Large Cap Growth Portfolio)

EQ/Mid Cap Value PLUS Portfolio

(formerly, MarketPLUS Mid Cap Value Portfolio)

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

Crossings Aggressive Allocation Portfolio

AMENDMENT NO. 17

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 17 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 17”), dated as of January 1, 2009, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	New Portfolios. The AXA Balanced Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Defensive Strategy Portfolio and AXA Moderate Growth Strategy Portfolio shall be included as new Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement.

2.	Name Changes: The names of the EQ/AllianceBernstein Large Cap Growth Portfolio, EQ/Legg Mason Value Equity Portfolio, EQ/FI Mid Cap Portfolio, EQ/AllianceBernstein Quality Bond Portfolio, EQ/AllianceBernstein Value Portfolio, EQ/AllianceBernstein Intermediate Government Securities Portfolio and EQ/JPMorgan Core Bond Portfolio are changed to EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Intermediate Government Bond Index Portfolio and EQ/Core Bond Index Portfolio, respectively.

3.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 17 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Brian Walsh	By:	/s/ Steven M. Joenk
	Brian Walsh		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 17

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

All Asset Allocation Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Defensive Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

Crossings Aggressive Allocation Portfolio

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

EQ/AllianceBernstein Common Stock Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/Ariel Appreciation II Portfolio

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

EQ/BlackRock Basic Value Equity Portfolio

(formerly, EQ/Mercury Basic Value Equity)

EQ/BlackRock International Value Portfolio

(formerly, EQ/Mercury International Value)

EQ/Bond Index Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Core Bond Index Portfolio

(formerly, EQ/JPMorgan Core Bond Portfolio)

EQ/Davis New York Venture Portfolio

EQ/Equity 500 Index Portfolio

EQ/Evergreen International Bond Portfolio

EQ/Evergreen Omega Portfolio

EQ/Franklin Income Portfolio

EQ/Franklin Small Cap Value Portfolio

EQ/Franklin Templeton Founding Strategy Portfolio

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Intermediate Government Bond Index Portfolio

(formerly, EQ/AllianceBernstein Intermediate Government Securities Portfolio)

EQ/Government Securities Portfolio

EQ/International Core PLUS Portfolio

(formerly, MarketPLUS International Core Portfolio)

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

(formerly, MarketPLUS Large Cap Core Portfolio)

EQ/Large Cap Growth Index Portfolio

(formerly, EQ/AllianceBernstein Large Cap Growth Portfolio)

EQ/Large Cap Growth PLUS Portfolio

(formerly, MarketPLUS Large Cap Growth Portfolio)

EQ/Large Cap Value Index Portfolio

(formerly, EQ/Legg Mason Value Equity Portfolio)

EQ/Large Cap Value PLUS Portfolio

(formerly, EQ/AllianceBernstein Value Portfolio)

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Marsico Focus Portfolio

EQ/Mid Cap Index Portfolio

(formerly, EQ/FI Mid Cap Portfolio)

EQ/Mid Cap Value PLUS Portfolio

(formerly, MarketPLUS Mid Cap Value Portfolio)

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Mutual Shares Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/Quality Bond PLUS Portfolio

(formerly, EQ/AllianceBernstein Quality Bond Portfolio)

EQ/PIMCO Real Return Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

(formerly, EQ/TCW Equity Portfolio)

EQ/Templeton Growth Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Emerging Markets Equity Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

AMENDMENT NO. 18

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 18 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 18”), dated as of May 1, 2009, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	New Portfolios. The Trust hereby includes the following new Portfolios in the Agreement from and after the date hereof for all purposes on the terms and conditions contained in the Agreement:

AXA Tactical Manager 500 Portfolio-I,

AXA Tactical Manager 500 Portfolio-II,

AXA Tactical Manager 500 Portfolio-III

AXA Tactical Manager 2000 Portfolio-I

AXA Tactical Manager 2000 Portfolio-II

AXA Tactical Manager 2000 Portfolio-III

AXA Tactical Manager 400 Portfolio-I

AXA Tactical Manager 400 Portfolio-II

AXA Tactical Manager 400 Portfolio-III

AXA Tactical Manager International Portfolio I

AXA Tactical Manager International Portfolio-II

AXA Tactical Manager International Portfolio-III

AXA Growth Strategy Portfolio

(each, a “New Portfolio” and collectively, the “New Portfolios”)

2.	Name Changes: The names of the following Portfolios shall be changed as follows:

Current Name	New Name
AXA Defensive Strategy Portfolio	AXA Conservative Strategy Portfolio
EQ/AllianceBernstein Common Stock Portfolio	EQ/Common Stock Index Portfolio
EQ/Evergreen International Bond Portfolio	EQ/Global Bond PLUS Portfolio
EQ/Franklin Income Portfolio	EQ/AXA Franklin Income Core Portfolio
EQ/Franklin Small Cap Value Portfolio	EQ/AXA Franklin Small Cap Value Portfolio
EQ/Franklin Templeton Founding Strategy Portfolio	EQ/AXA Franklin Templeton Founding Strategy Core Portfolio
EQ/Marsico Focus Portfolio	EQ/Focus PLUS Portfolio
EQ/Mutual Shares Portfolio	EQ/AXA Mutual Shares Core Portfolio
EQ/PIMCO Real Return Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Templeton Growth Portfolio	EQ/AXA Templeton Growth Core Portfolio
EQ/Van Kampen Emerging Markets Portfolio	EQ/Global Multi-Sector Equity Portfolio

3.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 18 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Brian Walsh	By:	/s/ Steven M. Joenk
	Brian Walsh		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 18

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

All Asset Allocation Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Strategy Portfolio

(formerly, AXA Defensive Strategy Portfolio)

AXA Conservative Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

Crossings Aggressive Allocation Portfolio

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/Ariel Appreciation II Portfolio

EQ/AXA Franklin Income Core Portfolio

(formerly, EQ/Franklin Income Portfolio)

EQ/AXA Franklin Small Cap Value Core Portfolio

(formerly, EQ/Franklin Small Cap Value Portfolio)

EQ/AXA Franklin Templeton Founding Strategy Core Portfolio

(formerly, EQ/Franklin Templeton Founding Strategy Portfolio)

EQ/AXA Mutual Shares Core Portfolio

(formerly, EQ/Mutual Shares Portfolio)

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

EQ/AXA Templeton Growth Core Portfolio (formerly, EQ/Templeton Growth Portfolio)

EQ/BlackRock Basic Value Equity Portfolio

EQ/BlackRock International Value Portfolio

EQ/Bond Index Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Caywood-Scholl High Yield Bond Portfolio

EQ/Common Stock Index Portfolio

(formerly, EQ/AllianceBernstein Common Stock Portfolio)

EQ/Core Bond Index Portfolio

EQ/Davis New York Venture Portfolio

EQ/Equity 500 Index Portfolio

EQ/Evergreen Omega Portfolio

EQ/Focus PLUS Portfolio

(formerly, EQ/Marsico Focus Portfolio)

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Global Bond PLUS Portfolio

(formerly, EQ/Evergreen International Bond Portfolio)

EQ/Global Multi-Sector Equity Portfolio

(formerly, EQ/Van Kampen Emerging Markets Equity Portfolio)

EQ/Government Securities Portfolio

EQ/Intermediate Government Bond Index Portfolio

EQ/International Core PLUS Portfolio

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Long Term Bond Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Lord Abbett Mid Cap Value Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Oppenheimer Global Portfolio

EQ/Oppenheimer Main Street Opportunity Portfolio

EQ/Oppenheimer Main Street Small Cap Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

(formerly, EQ/PIMCO Real Return Portfolio)

EQ/Quality Bond PLUS Portfolio

EQ/Short Duration Bond Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

EQ/Van Kampen Real Estate Portfolio

AXA Tactical Manager 500 Portfolio-I

AXA Tactical Manager 500 Portfolio-II

AXA Tactical Manager 500 Portfolio-III

AXA Tactical Manager 2000 Portfolio-I

AXA Tactical Manager 2000 Portfolio-II

AXA Tactical Manager 2000 Portfolio-III

AXA Tactical Manager 400 Portfolio-I

AXA Tactical Manager 400 Portfolio-II

AXA Tactical Manager 400 Portfolio-III

AXA Tactical Manager International Portfolio-I

AXA Tactical Manager International Portfolio-II

AXA Tactical Manager International Portfolio-III

AMENDMENT NO. 19

AMENDED AND RESTATED FIDELITY BOND SHARING AGREEMENT

AMENDMENT NO. 19 to the Amended and Restated Fidelity Bond Sharing Agreement (“Amendment No. 19”), dated as of September 29, 2009, between EQ Advisors Trust, a Delaware statutory trust (“Trust”) on behalf of each of its series specified in Appendix A attached hereto (“Portfolios”) and AXA Equitable Life Insurance Company, the investment manager for the Trust (“Manager”).

The Portfolios hereby agree to modify and amend the Amended and Restated Fidelity Bond Sharing Agreement, dated as of December 9, 1997, as amended, between the Trust, on behalf of each of the Portfolios, and the Manager (“Agreement”), as follows:

1.	Removed Portfolios. Effective September 11, 2009 all references to the EQ/Ariel Appreciation II Portfolio, EQ/AXA Rosenberg Value Long/Short Equity Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio, EQ/Short Duration Bond Portfolio and EQ/Van Kampen Real Estate Portfolio are hereby removed. Effective September 18, 2009 all references to EQ/Common Stock Index II Portfolio (f/k/a EQ/Oppenheimer Main Street Opportunity Portfolio) and EQ/Small Company Index II Portfolio (f/k/a EQ/Oppenheimer Main Street Small Cap Portfolio) are hereby removed. Effective September 25, 2009 all references to EQ/Bond Index Portfolio, EQ/Caywood-Scholl High Yield Bond Portfolio, EQ/Government Securities Portfolio and EQ/Long Term Bond Portfolio are hereby removed.

2.	Name Change: Effective September 11, 2009 the name of the EQ/Focus PLUS Portfolio is changed to EQ/Equity Growth PLUS Portfolio. Effective September 18, 2009 the names of the EQ/AXA Franklin Income Core Portfolio, EQ/AXA Mutual Shares Core Portfolio, EQ/AXA Templeton Growth Core Portfolio and EQ/AXA Franklin Templeton Founding Strategy Core Portfolio are changed to EQ/Franklin Core Balanced Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio and EQ/Franklin Templeton Allocation Portfolio, respectively.

3.	Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust participating on behalf of which the Trust is entering into the agreement is hereby replaced in its entirety by Appendix A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 19 as of the date first above set forth.

EQ ADVISORS TRUST		AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Brian Walsh	By:	/s/ Steven M. Joenk
	Brian Walsh		Steven M. Joenk
	Chief Financial Officer and Treasurer		Senior Vice President

APPENDIX A

AMENDMENT NO. 19

AMENDED AND RESTATED

FIDELITY BOND SHARING AGREEMENT

All Asset Allocation Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Strategy Portfolio

(formerly, AXA Defensive Strategy Portfolio)

AXA Conservative Growth Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Tactical Manager 2000 Portfolio-I, II, III

AXA Tactical Manager 400 Portfolio-I, II, III

AXA Tactical Manager 500 Portfolio-I, II, III

AXA Tactical Manager International Portfolio-I, II, III

Crossings Aggressive Allocation Portfolio

Crossings Conservative Allocation Portfolio

Crossings Conservative-Plus Allocation Portfolio

Crossings Moderate Allocation Portfolio

Crossings Moderate-Plus Allocation Portfolio

EQ/AllianceBernstein International Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/BlackRock International Value Portfolio

EQ/Boston Advisors Equity Income Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Capital Guardian Growth Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Davis New York Venture Portfolio

EQ/Equity 500 Index Portfolio

EQ/Equity Growth PLUS Portfolio

(formerly, EQ/Focus PLUS Portfolio)

EQ/Evergreen Omega Portfolio

EQ/Franklin Core Balanced Portfolio

(formerly, EQ/AXA Franklin Income Core Portfolio)

EQ/Franklin Templeton Allocation Portfolio

(formerly, EQ/AXA Franklin Templeton Founding Strategy Core Portfolio)

EQ/GAMCO Mergers and Acquisitions Portfolio

EQ/GAMCO Small Company Value Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Global Multi-Sector Equity Portfolio

EQ/Intermediate Government Bond Index Portfolio

EQ/International Core PLUS Portfolio

EQ/International ETF Portfolio

EQ/International Growth Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/Money Market Portfolio

EQ/Montag & Caldwell Growth Portfolio

EQ/Mutual Large Cap Equity

(formerly, EQ/AXA Mutual Shares Core Portfolio)

EQ/Oppenheimer Global Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/Templeton Global Equity Portfolio

(formerly, EQ/AXA Templeton Growth Core Portfolio)

EQ/UBS Growth and Income Portfolio

EQ/Van Kampen Comstock Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio